Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX

SUMMARY PROSPECTUS

January 28, 2015

Before you invest, you may want to review the Poplar Forest Partners Fund’s (the “Partners Fund”) Statutory Prospectus, which contains more information about the Partners Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Partners Fund’s Statutory Prospectus and other information about the Partners Fund online at www.poplarforestfunds.com.  You can also get this information at no cost by calling 1-877-522-8860 or by sending an e-mail request to compliance@poplarforestllc.com.

Investment Objective
The Poplar Forest Partners Fund (the “Partners Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class A shares and Institutional Class shares of the Partners Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 36 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 31 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%	0.92%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses(1)	1.40%	1.15%
Less: Fee Waiver(2)	-0.14%	-0.14%
Net Annual Fund Operating Expenses	1.26%	1.01%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waiver in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Poplar Forest Capital, LLC (the “Adviser’) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Partners Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$622	$908	$1,215	$2,084
Institutional Class shares	$103	$351	$619	$1,385

Portfolio Turnover.  The Partners Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.10% of the average value of its portfolio.

Principal Investment Strategy
The Partners Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  The Fund will generally focus on 25 to 35 companies (i) with an investment grade debt rating, (ii) with a history of paying common stock dividends, and (iii) with a market capitalization among the top 1,000 companies in the United States.

The Partners Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to the following factors:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Partners Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity.  Of this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.  The Fund also may invest up to 20% of its net assets in foreign equity securities. Additionally, up to 15% of the Fund’s net assets may be invested in a combination of convertible securities, options on stocks, warrants and rights and other investment companies.

The Partners Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Partners Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Partners Fund could decrease.

•	Market Risk – If the stock market as a whole, or the value of an individual company, goes down, the result could be a decrease in the value of the Partners Fund.

•
Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Debt Securities Risk – The following risks are associated with the Partners Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Medium-Sized Companies Risk – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

•
Foreign Securities Risk – Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

The Partners Fund may be appropriate for investors who:

•	are pursuing long-term growth of capital;
•	want to add an investment with appreciation potential to diversify their investment portfolio; and
•	can accept the greater risks of investing in a portfolio with significant common stock holdings.

Performance
The following information provides some indication of the risks of investing in the Partners Fund. The bar chart shows the Fund’s Institutional Class shares’ annual return from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling the Fund toll-free at 1-877-522-8860.

Calendar Year Returns as of December 31 – Institutional Class

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.42% (quarter ended March 31, 2013) and the lowest return for a calendar quarter was -20.25% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	5 Years	Since Inception (12/31/2009)
Institutional Class
Return Before Taxes	10.18%	15.67%	15.67%
Return After Taxes on Distributions	8.40%	14.90%	14.90%
Return After Taxes on Distributions and Sale of Fund Shares	7.11%	12.62%	12.62%
Class A
Return Before Taxes	4.40%	14.20%	14.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	15.45%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Institutional Class; after-tax returns for Class A will vary to the extent it has different expenses.

Management
Investment Adviser.  Poplar Forest Capital, LLC is the Fund’s investment adviser.

Portfolio Manager.  J. Dale Harvey (CEO and Chief Investment Officer) is the portfolio manager responsible for the day-to-day management of the Partners Fund and has managed the Fund since its inception in December 2009.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Poplar Forest Partners Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-522-8860, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Class A
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Institutional Class
Regular Accounts	$1,000,000	$1,000

Tax Information
The Partners Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Partners Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.